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                                                                   EXHIBIT 10.23


                            FIRST AMENDMENT TO THE
                           EMPLOYMENT AND CONSULTING
                         AGREEMENT AND GENERAL RELEASE

     The Employment and Consulting Agreement and General Release, made as of the 29th day of April, 1997, by and between May & Speh, Inc., a Delaware corporation, and Lawrence J. Speh (the "Agreement"), is hereby amended as of this 21st day of November, 1997, as follows:

1. In addition to all other payments to which Lawrence J. Speh ("Speh") is entitled under the Agreement, May & Speh, Inc. (the "Employer") shall pay Speh, during the term of the Agreement, the sum of $25,000 per calendar year, such amount to be used by Speh to provide himself with adequate support and facilities, as required under Paragraph 4B of the Agreement. The amount shall be payable hereunder in relatively equal quarterly installments during the term of the Agreement, with the first such installment to be paid on or about January 15, 1998. Subsequent installments shall thereafter be payable every ninety (90) days.

2. Speh shall receive a single sum bonus payment of $300,000, to be paid, at the Employer's discretion, on or before December 31, 1997 or in the regular payroll dated January 9, 1998.

3. The Board of Directors of the Employer (the "Board") agrees that, for the term of the Agreement, Speh shall be nominated to serve on the Board, provided Speh owns at least 500,000 shares of the Employer's common stock (the "Common Stock") at the time of such nomination.

4. For so long as Speh is a member of the Board or has been nominated to serve on the Board (provided, however, that this Paragraph 4 also shall continue to apply if Speh voluntarily resigns from the Board), Speh agrees that he will not, without the prior written consent of the Board, directly or indirectly, sell, transfer any beneficial interest in, assign, pledge, hypothecate or otherwise dispose of or encumber any shares of Common Stock owned by him (except for any shares held by him in a fiduciary capacity):

     (a) in a privately negotiated "block sale", which shall be defined as a a sale of 100,000 or more shares of Common Stock; or

     (b) to any person who has filed Schedule 13D under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

5. For so long as Speh is a member of the Board of has been nominated to serve on the Board (provided however, that this Paragraph 5 also shall continue to apply if Speh voluntarily resigns from the Board), Speh agrees and covenants that he shall vote, or cause to be voted, all shares of Common Stock of which he is the owner for those nominees slated by the Board for election to the Board. Speh further agrees and covenants to vote, or cause to be voted, all shares of Common Stock for which he votes in

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     a fiduciary capacity for those nominees slated by the Board for election to the Board at the next annual stockholders' meeting of the Employer to be held in 1998.

6. For so long as Speh is a member of the Board or has been nominated to serve on the Board (provided, however, that this Paragraph 6 also shall continue to apply if Speh voluntarily resigns from the Board):

     (a) Neither Speh nor any person, corporation or other entity controlled by or under common control with Speh (the "Investor Group") shall solicit proxies or become a "participant" in a "solicitation" (as such terms are defined in Regulation 14A under the Exchange Act) or seek to advise or influence any person or entity with respect to the voting of (or giving of consents with respect to) any Common Stock or other voting securities of the Employer in opposition to the recommendation of the majority of the directors of the Employer with respect to any matter.

     (b) No member of the Investor Group shall join a partnership, limited partnership, syndicate or other group (within the meaning of Section 13(d)(3) of the Exchange Act), or otherwise act in concert with any other person, for the purpose of acquiring, holding, voting, giving of consents, or disposing of shares of Common Stock or other voting securities of the Employer.

     (c) Neither Speh nor any member of the Investor Group shall (i) either alone, or in concert with others, seek to control or influence the management, Board or policies of the Employer, (ii) tender shares of Common Stock or other securities of the Employer in a hostile tender offer or exchange in opposition to a Board recommendation, or
          (iii) solicit, induce or encourage any offer to acquire the Employer, its securities or assets or a merger or consolidation involving the Employer.

7. Speh, on the one hand, and the Employer, on the other, acknowledge and agree that irreparable damage would occur in the event any of the provisions of Paragraphs 4, 5 and 6 were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of Paragraphs 4, 5 and 6 of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state thereof having jurisdiction, without the necessity of posting bond, in addition to any other remedy to which they may be entitled at law or equity.

8. At any time after the effective date of this First Amendment, Speh may, on one occasion only, request registration under the Securities Act of 1933 ("Securities Act") of all or part of the Common Stock owned directly or in a fiduciary capacity by him. A registration requested pursuant to this Paragraph 8 is referred to as "Demand Registration".

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     (a)  If a Demand Registration is in an underwritten public offering and the managing underwriters advise the Employer in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can successfully be sold in such offering, the Employer will exclude from such registration the number of shares of Common Stock requested to be included by Speh which in the opinion of such underwriters can not be successfully sold.

     (b) Notwithstanding the provisions of Paragraph (a) to the contrary, the Employer may postpone, for up to 120 days, the filing or the effectiveness of a registration statement for a Demand Registration if the Employer reasonably believes such Demand Registration would have an adverse effect on any proposal or plan by the Employer or any of its subsidiaries to engage in any acquisition of stock or assets or any merger, consolidation, tender offer or other significant transaction or to permit the Employer to avoid a special audit.

     (c) If the Employer has previously filed a registration statement, and if such previous registration has not been withdrawn or abandoned, Speh agrees not to exercise a Demand Registration until a period of 180 days has elapsed from the effective date of such previous registration.

9. Whenever, from the date of this First Amendment and through the term of the Agreement the Employer proposes to register any of its securities under the Securities Act (except on Form S-4 or S-S or any successor forms), the Employer will give prompt written notice to Speh of the Employer's intention to effect such a registration and the Employer will use commercially reasonable efforts to include in such registration all Common Stock owned directly or in a fiduciary capacity by Speh with respect to which Speh has given the Employer written request for inclusion therein within fifteen days after the giving of the Employer's notice to Speh (a "Piggyback Registration").

     (a) If a Piggyback Registration is a part of an underwritten primary registration on behalf of the Employer, and the managing underwriters advise the Employer in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can successfully be sold in such offering, the Employer will include in such registration (i) first, the number of securities the Employer proposes to sell and (ii) second, the registrable securities requested to be included in such registration which in the opinion of such underwriters can be successfully sold, such securities to be taken from the holders of such registrable securities pro rata on the basis of the number of shares of such securities for which the Employer has been given written requests for inclusion therein by each such holder thereof. In the event of a non-underwritten public offering, the Employer's Board may in its reasonable and good faith judgment impose such limitations.

     (b) If at Piggyback Registration is a part of an underwritten secondary registration on behalf of holders of the Employer's securities, and the managing underwriters

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          advise the Employer in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can successfully be sold in such offering, the Employer will include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration and
          (ii) second, the registrable securities requested to be included in such registration which in the opinion of such underwriters can successfully be sold, such securities to be taken from the holders of such registrable securities pro rata on the basis of the number of shares of such securities for which the Employer has been given requests for inclusion therein by each such holder thereof. In the event of a non-underwritten public offering, the Employer's Board may in its reasonable and good faith judgment impose such limitations.

10. Speh agrees and covenants that he shall not effect any sale, transfer or other distribution of equity securities of the Employer, or any securities convertible into or exchangeable or exercisable for such securities, during the fourteen days prior to and the 90-day period beginning on the effective date of any underwritten primary registration or secondary registration of the Common Stock (except as part of such registration). The Employer shall have the right to select the underwriters in any underwritten registration.

11. If Speh requests that any Common Stock be registered in a Demand Registration or a Piggyback Registration pursuant to this Agreement, the Employer will use commercially reasonable efforts to effect the registration and the sale of such Common Stock, in accordance herewith and with the intended method of disposition thereof, and pursuant thereto the Employer will as expeditiously as reasonably practicable:

     (a) prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement with respect to such Common Stock and use commercially reasonable efforts to cause such registration statement to become and remain effective for such period, not to exceed six months, as may be reasonably necessary to effect the sale of such securities;

     (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period, which need not exceed six months, and comply with the provisions of the Securities Act, with respect to the disposition of all securities covered by such registration statement during such period in accordance herewith and with the intended methods of disposition by the sellers thereof set forth in such registration statement;

     (c) furnish to Speh such number of copies of such registration statement, each amendment and supplement thereto the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as Speh may reasonably request in order to facilitate the disposition of such Common Stock owned by Speh; and

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     (d)  list such Common Stock on the principal exchange or market for the
          Common Stock and register or qualify such Common Stock under such other securities or blue sky laws of such jurisdictions as Speh reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable Speh to consummate the disposition in such jurisdictions of the Common Stock owned by Speh (provided, however, that the Employer will not be required to (i) in the case of a Piggyback Registration, register or qualify such Common Stock in any jurisdiction where shares to be sold by the Employer are not to be registered or qualified, (ii) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (iii) subject itself to taxation in any such jurisdiction, or (iv) consent to general service of process in any such jurisdiction).

12. All expenses incident to the Employer's performance of a Demand or Piggyback Registration, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of the Employer's independent certified public accountants and legal counsel, and other persons retained by the Employer, shall be borne by the Employer, provided, however, underwriting discounts and commissions, any selling commissions and taxes attributable to the Common Stock sold by or on behalf of Speh and fees and expenses of any counsel engaged by Speh shall be borne by Speh.

13. In connection with any registration statement in which Speh is participating, Speh will furnish to the Employer in writing such information and affidavits as the Employer reasonably requests for use in connection with any such registration statement or prospectus or any amendment thereof or supplement thereto and, in any underwritten registration, Speh will enter into and execute an underwriting agreement in the form reasonably requested by the underwriters.

14. The Employer will pay Speh's legal costs (up to $5,000.00) incurred in the negotiation and preparation of this First Amendment.

     IN WITNESS WHEREOF, the parties have signed this First Amendment on the date first written above.

MAY & SPEH, INC.                             LAWRENCE J. SPEH



By: /s/ ERIC M. LOUGHMILLER                  /s/ LAWRENCE J. SPEH
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Its: Executive Vice President, CFO
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